FIFTEENTH AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

THIS FIFTEENTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (the “Fifteenth Amendment”) is made and entered into as of the 7th day of June, 2005, by and among (i) (a) UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 (“United”), and (b) PLUSFUNDING.COM, INC., a California corporation with its principal place of business at 5841 Edison Place, Second Floor, Carlsbad, California 92008 (“PlusFunding”) (collectively, the “Company”), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 (“National City”), (b) JP MORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA, main offices Chicago), a national banking association with its principal place of business located in Chicago, Illinois (“JP Morgan”), (c) COMERICA BANK, a Michigan banking corporation with its principal place of business located at 500 Woodward Avenue, MC: 3256, Detroit, Michigan 48226 (“Comerica”), and (d) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201 E. Pine Street, Suite 730, Orlando, Florida 32801 (“Colonial”) (National City, Bank One, Comerica and Colonial are each individually referred to as a “Bank” and collectively as the “Banks”), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Banks (in such capacity, the “Agent”).

P R E L I M I N A R Y S T A T E M E N T:

A.  Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks party thereto and the Agent, as heretofore amended from time to time (the “Existing Credit Agreement”), the Agent and the Banks have established a warehousing line of credit facility in favor of the Company in the current maximum principal amount of One Hundred Seventy Million Dollars ($170,000,000.00) (the “Warehouse Line”), for the purposes set forth therein.

B.  The Company has now requested that the Agent and Banks amend the Existing Credit Agreement in order to increase the maximum principal amount of the Warehouse Line to One Hundred Eighty-Five Million Dollars ($185,000,000.00) and (ii) provide for certain other modifications thereto.

C.  The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement in the manner described above, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

2.  The following definitions, as contained in Article 1 of the Existing Credit Agreement, are hereby amended and restated in their entirety to read as follows:

“Total Warehouse Line Commitment” shall mean the total aggregate principal amount of all Warehouse Line Commitments as determined from time to time in accordance with the provisions of Article 2 and Article 11 of this Credit Agreement, and shall mean One Hundred Eighty-Five Million Dollars ($185,000,000.00), subject to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder, or as otherwise permitted under Section 11.1 hereof.

“Warehouse Line” shall mean the line of credit established by the Agent and Banks in favor of the Company under Article 2 of this Credit Agreement in the maximum principal amount of One Hundred Eighty-Five Million Dollars ($185,000,000.00), subject to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder.

“Warehouse Notes” shall mean, collectively, (i) that certain Amended and Restated Warehouse Promissory Note dated as of May 18, 2005, made by the Company, payable to the order of National City, and in the face principal amount of Seventy-Five Million Dollars ($75,000,000.00), a form of which is attached hereto as Exhibit C-1 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Amended and Restated Warehouse Promissory Note dated as of June 7, 2005, made by the Company, payable to the order of JP Morgan, and in the face principal amount of Forty Million Dollars ($40,000,000.00), a form of which is attached hereto as Exhibit C-2 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Amended and Restated Warehouse Promissory Note dated as of May 18, 2005, made by the Company, payable to the order of Comerica, and in the face principal amount of Thirty Million Dollars ($30,000,000.00), a form of which is attached hereto as Exhibit C-4 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Amended and Restated Warehouse Promissory Note dated as of May 18, 2005, made by the Company, payable to the order of Colonial, and in the face principal amount of Forty Million Dollars ($40,000,000.00), a form of which is attached hereto as Exhibit C-5 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and (vi) when executed and delivered, any such additional Warehouse Promissory Note, made by the Company, payable to the order of any respective Applicant Financial Institution as shall be added as a “Bank” hereunder, and in the face principal amount of such Applicant Financial Institution’s Warehouse Line Commitment, substantially in the form of the Warehouse Promissory Note attached hereto as Exhibit C-1 (other than the amount thereof), as the same may thereafter be amended, modified, renewed, replaced and/or restated from time to time.”

3.  The fourth sentence in the first paragraph of Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Total Warehouse Line Commitment is equal to One Hundred Eighty-Five Million Dollars ($185,000,000.00), as may be increased by the Company and the Agent in their sole, joint discretion by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder, or as further permitted under Section 11.1 hereof.”

4.  The Existing Credit Agreement is hereby amended by amending and restating Exhibits C-2, C-3, and H and Schedule 2.1 thereof to read in their entirety as set forth on Exhibits C-2, C-3 and H and Schedule 2.1 attached to this Fifteenth Amendment and made a part hereof by this reference.

5.  The Company has previously informed the Agent and the Banks that it is currently in the process of dissolving PlusFunding.com, Inc. as a California corporation and that the Company is no longer making Loans under the Warehouse Line in the name of PlusFunding.com, Inc. Notwithstanding the foregoing, the Company acknowledges and agrees that PlusFunding shall remain as a co-borrower and co-obligor under the Credit Agreement, each of the Warehouse Notes (as redefined herein) and each of the other Loan Documents for all purposes thereunder.

6.   The Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

7.  This Fifteenth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

8.  This Fifteenth Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this Fifteenth Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, (ii) the Amended and Restated Warehouse Promissory Note related hereto, duly executed and delivered by the Company, payable to the order of JP Morgan, (iii) payment to each of the Banks of an amendment fee equal to $375.00, and (iv) all such other security documents, opinions, instruments and certificates as may be required by Agent or its counsel in order to consummate the transactions contemplated herein. Notwithstanding the foregoing, the Agent and the Banks may permit this Fifteenth Amendment to become effective prior to the actual delivery of the aforementioned amendment fee; provided, however, in such event, the Company agrees and covenants to pay such fee to the Banks promptly upon receipt of an invoice with respect thereto.

9.  This Fifteenth Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

10.  This Fifteenth Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

11.  This Fifteenth Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Fifteenth Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

12.  The Company hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby.

13.  Notwithstanding anything to the contrary contained herein or in the Security Agreement, the Notes or any of the other Loan Documents, and further notwithstanding that PlusFunding may not be an actual signatory to each such Loan Document, the term “Company” as used in the Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents shall mean United and PlusFunding as joint and several co-borrowers, co-obligors and/or co-debtors, as applicable. Without limiting the generality of the foregoing, United and PlusFunding expressly covenant and agree that pursuant to the amendments provided for in this Fifteenth Amendment, (i) the pledge, assignment, transfer and grant of security interest set forth in the Security Agreement is made by both United and PlusFunding, and (ii) the Collateral described in the Security Agreement shall include all of the right, title and interest of United and PlusFunding in the property described therein. Further, United and PlusFunding do hereby authorize the Agent, on behalf of the Banks, to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral (as such term shall apply to United and PlusFunding as the collectively defined “Company”), together with continuation statements thereof and amendments thereto, without the signature of either United or PlusFunding and which contain any information required by the Kentucky Uniform Commercial Code or the Uniform Commercial Code, as revised, applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Amendment to Amended and Restated Warehousing Credit Agreement to be duly executed as of the day and year first above written.

UNITED FINANCIAL MORTGAGE CORP.

By:	/s/

Title:

PLUSFUNDING.COM, INC.

By:	/s/

Title:
(collectively, the “Company”)

NATIONAL CITY BANK OF KENTUCKY

By:	/s/

Title:

JP MORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA, main offices Chicago)

By:	/s/

Title:

COMERICA BANK

By:	/s/

Title:

COLONIAL BANK, N.A.

By:	/s/

Title:
(collectively, the “Banks”)

NATIONAL CITY BANK OF KENTUCKY

By:	/s/

Title:
(the “Agent”)